A Message From The President

Dear Contract Owner,

When the financial markets began to slide late last year, we had hoped that the decline would be short and shallow.

Unfortunately, it has been neither.

Sluggish economic growth, rising unemployment and spiking inflation have all contributed to a prolonged downturn. And if you are asking—as our lead story does—“Is it over yet,” the truth is, we hope so, but no one knows for sure.

That’s one of the frustrating things about downturns. You often don’t know they’re over until the recovery is well under way. But as uncomfortable as downturns are, historically they have always been followed by new highs. And anyone sitting on the sidelines will miss out on the rebound.

This is one reason why we believe in the value of professional money management. Your fund managers average over 17 years of industry experience, and have navigated investments through downturns and upswings alike.

In light of the current market volatility, I invite you to review their insights in this semi-annual report.

I also encourage you to contact your financial advisor regarding any investment changes you might be considering because of recent market activity. Your advisor is trained to help you stay on track to meet your long-term goals.

Finally, thank you for investing in The Director variable annuity suite of products. We understand that trust is difficult to earn, but easy to lose. That’s why we respect the trust you’ve placed in us, and why we intend to continue to earn it each day.

John Walters
President
U.S. Wealth Management